UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 10, 2021

KYTO TECHNOLOGY AND LIFE SCIENCE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50390	65-108-6538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13050 La Paloma Road, Los Altos Hills, CA 94022

(Address of Principal Executive Offices, and Zip Code)

650-204-7896

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 10, 2021, Kyto Technology and Life Science, Inc. (the “Registrant”) filed a Certificate of Correction to the Company’s Certificate of Designation of Class A Convertible Preferred Stock (the “Class A Correction Certificate”) and a Certificate of Correction to the Company’s Certificate of Designation of Class B Convertible Preferred Stock (the “Class B Correction Certificate”) with the Delaware Secretary of State.

The Class A Correction Certificate was filed to correct Section 5.2(a)(ii) to remove a reference to the OTC Markets.

The Class B Correction Certificate was filed to: (i) correct Sections 3 and 4(a) to properly describe an annual, accruing dividend of 10% on shares of the Registrant’s Class B Preferred Stock; and (ii) correct Section 5(b)(i)(ii) to remove a reference to the OTC Markets.

A copy of the Class A Correction Certificate and the Class B Correction Certificate, as filed with the Delaware Secretary of State on February 10, 2021, are attached as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The description of the Class A Correction Certificate and Class B Correction Certificate contained herein do not purport to be complete and are qualified in their entirety by reference to the full text of Exhibits 3.1 and 3.2.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description
3.1	Certificate of Correction of the Certificate of Designation of Class A Convertible Preferred Stock of Kyto Technology and Life Science, Inc., filed February 10, 2021

3.2	Certificate of Correction of the Certificate of Designation of Class B Convertible Preferred Stock of Kyto Technology and Life Science, Inc., filed February 10, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KYTO TECHNOLOGY AND LIFE SCIENCE, INC.

Date: February 16, 2021	By:	/s/ Paul Russo
Paul Russo Chief Executive Officer